UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21437

Cohen & Steers REIT and Utility Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

Item 1. Reports to Stockholders.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

August 9, 2006

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2006. The net asset value at that date was $22.34 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $18.59. The total return, including income, for Cohen & Steers REIT and Utility Income Fund and the comparative benchmarks were:

Six Months Ended June 30, 2006
Cohen & Steers REIT and Utility Income Fund at Market Value[a]	9.24%
Cohen & Steers REIT and Utility Income Fund at Net Asset Value[a]	9.05%
FTSE NAREIT Equity REIT Index[b]	12.90%
S&P 500 Index[b]	2.71%
S&P 1500 Utilities Index[b]	5.19%
Blend—40% FTSE NAREIT Equity REIT Index, 40% S&P 1500 Utilities Index, 20% Merrill Lynch Fixed Rate Preferred Index[b]	7.23%

Three monthly dividends of $0.1175 per common share were declared and will be paid to common shareholders on July 31, 2006, August 31, 2006 and September 29, 2006.c

Investment Review

Both REITs and utilities demonstrated strong performance for the six months ending June 30, 2006, while a bearish bond market subdued preferred securities' total returns. The FTSE NAREIT Equity REIT Index delivered a a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 81 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas. The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

total return of 12.9% year-to-date. Utilities, as measured by the S&P 1500 Utilities Index, delivered a total return of 5.2% for the six months, outpacing the S&P 500's 2.7%.

Strong fundamentals propelled real estate stocks to new highs in the first quarter, easily outpacing the broader markets. When concerns about inflation, Fed tightening and potentially slower economic growth spooked investors across markets, REITs also retrenched briefly. By June 30, however, the continued drumbeat of positive developments for U.S. real estate drove U.S. REIT stocks back to within a couple of percentage points of their first-quarter closing levels.

We expect the current real estate recovery to progress quite nicely, as ongoing demand in an environment of moderate economic growth should continue to outstrip the historically modest levels of new supply. In the past, inflation, an unequivocal negative for financial assets, has been a net positive for real property, and therefore REITs, relative to most other financial assets. It is not surprising, then, that real estate stocks fared better than the broader market this year. The top-performing REIT sectors for the year-to-date were apartment (21.0% total return), office (19.8%) and hotel (17.2%)—the three sectors in the fund that benefited most from the real estate recovery.

The apartment sector continued to advance as weakness in the for-sale housing markets accrued to the benefit of apartment owners. Home Properties Inc. (39.7%) was the fund's top performer. Education Realty Trust, an owner of student housing, was second, with a total return of 34.6%. Conversely, GMH Communities Trust, another student housing company, was one of the fund's worst performers (–11.8%) as it struggled with company-specific issues.

Office property benefited from strong growth in corporate profits, which was underscored by two large transactions. In March, the Blackstone Group paid $5.6 billion for CarrAmerica Realty, which had a 31.8% total return year-to-date and was one of the fund's top performers. Then, on June 5, Trizec Properties announced that it was being acquired by Brookfield Properties and the Blackstone Group for $8.9 billion—the largest REIT buyout since General Growth Properties purchased the Rouse Company in 2004.

Other top performers in the sector were Equity Office Properties (22.7%) and Highwoods Properties (30.6%). The fund's performance suffered from not holding positions in SL Green Realty (45.0%), Trizec Properties (26.8%) and Boston Properties (23.8%), as these companies do not pay sufficient dividends to meet the fund's primary income objective.

Manufactured housing, the worst-performing sector (–0.2%), continued to underperform, and free standing retail (2.6%) turned in a weak but positive performance. Regional malls (3.6%) rounded out the worst-performing sectors. Mills Corporation (–34.6%), a mall owner and our worst performer, continued to struggle to meet the obligations of a public company to its shareholders.

Utilities benefited from a strong earnings growth outlook, corporate restructuring activity and perhaps from its perceived safe haven status amidst equity market volatility and a slowing economy. During the first half of 2006,

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

the fund's utilities allocation underperformed the S&P 1500 Utilities Index. The biggest contributors to performance were Fairpoint Communications and the German utility E.ON AG.

Several utilities announced initiatives this year that we believe will support longer-term earnings growth, highlighting what we see as an attractive fundamental environment for U.S. utilities and reflecting the need to invest significant capital in our aging power and natural gas infrastructure. Shares of TXU Corp. reacted favorably to their April 10 announcement of a $10 billion investment plan to build 11 new coal-fired power plants in Texas that could add more than $1 billion of incremental earnings by 2010. TXU shares rose 20.9% during the first half of 2006, compared with 5.2% for the utility index over the same period.

Duke Energy, the fund's largest holding, announced plans to separate its sizable electric power utilities from its natural gas pipeline and midstream business to unlock the higher standalone valuation afforded pure-play natural gas infrastructure companies. While we believe there is further upside, the shares delivered an attractive 9.4% return during the first half of the year.

The fund's biggest detractor from performance was the lack of ownership of AES, a global power producer that was up 16.6%, reflecting strong first-quarter earnings and a broadly positive emerging markets environment.

The fund's preferred positions, which are used with the objective of enhancing income, detracted from performance due to the better overall performance of REIT and utility stocks. Although preferreds' prices fell, their high income kept total returns in positive territory, and outpaced the Merrill Lynch Fixed Rate Preferred Index (–0.4%) but detracted from the fund's performance for the period. This took place during a rising interest-rate environment, when the yield on the 10-year U.S. Treasury bond increased from 4.4% to 5.1%. We expect better performance from REIT preferreds later in the year, following the anticipated cessation of Fed rate hikes and the economic slowing that we expect will follow.

Investment Outlook

During the second quarter, as it became apparent that rising inflation was going to require the Fed to slow U.S. GDP growth, the specter of "stagflation" reared its ugly head in the financial press for the first time since the 1970s. Indeed, recent days have marked the first time the market has had to face the combination of accelerating inflation and a potentially slower economy since that economically notorious decade. What might this imply for real estate stocks?

Land, the primary component of real estate that is responsible for the differentiated return it has provided, is a unique asset class. Habitable urban land commands an economic rental payment that is based primarily on the proximity that it provides to other economic activity—that is, its location. Unlike capital and labor—the other two inputs to economic production, whose pricing power erodes further into an economic cycle as excess capacity is created to accommodate expanding demand—land's value has typically continued to increase when the surrounding economic activity has increased, regardless of what happened to the monetary price level. Note that,

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

while the past is not necessarily indicative of future results, since the beginning of the modern REIT era in 1993, REIT stocks on average have increased their dividends at greater levels than the rate of inflation in every single year.

As a result, given our view of the state of relative balance of most real estate markets in the United States, we believe that modest reflation is a net positive for real estate stocks relative to most other investments. Of course, galloping inflation would increase uncertainty in the economy and could eventually severely curtail economic growth, which would not help real estate values or the REIT market.

Utility fundamentals remain positive, in our view, and we forecast attractive earnings growth principally from two main areas. First, companies with below-market contracts that roll off over the coming years will produce earnings growth as they sell their production in higher-priced commodity markets. Second, many utilities have investment opportunities throughout the power and natural gas infrastructure. The Department of Energy estimates that up to $100 billion is needed to modernize our aging power transmission grid, to name one example. Overall, constructive regulation allows utilities to earn an attractive return on equity (ROE)—typically around 11.0%, but sometimes as high as 13.9%.

We believe attractive earnings growth should result from these wide-ranging investment opportunities and the ability to re-contract forward production in higher-priced energy markets. We expect that annual earnings growth over the next three years will be two- to three-times the long-term average of 3%. Further, we believe the price that investors must pay for this growth is very reasonable. Utility stocks trade at around 14 times 2007 earnings, which is just above the long-term average. In our opinion, a premium to the historical sector P/E multiple is warranted, considering the much-improved growth outlook.

Despite what we believe to be an attractive investment cycle for utilities, there are areas that warrant scrutiny. Near-term power and natural gas prices have declined substantially since the beginning of the year as a result of high natural gas storage levels and lower demand—driven largely by demand destruction from higher prices and by mild winter weather. However, longer-term forward power and natural gas prices have been much more resilient. It is important to note that most utilities have hedged much of their anticipated power sales for 2006, but have the ability to re-price below market hedges in the outer years, which in our view provides for meaningful earnings growth potential.

We are experiencing a transitory overlap of higher inflation and slower economic growth. Without large structural impediments to free-market economic flexibility, these two phenomena are generally incompatible. The Fed's job is to decide which of the two is less harmful to the overall economy. For utilities and real estate, neither slightly higher inflation nor slightly lower economic growth (we estimate in the 2% range) should, in our view, derail the fundamental improvements that are driving cash flow and dividend growth.

In closing, we expect REIT fundamentals to continue to improve; at June 30, 45.9% of the portfolio was allocated to REITs. Similarly, we believe that the outlook for the utility sector (46.3% of the portfolio) is strong, and that preferred securities (15.8% of the portfolio, which includes REITs and utilities) will strengthen later this year if the Federal Reserve interest-rate tightening cycle ends.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

ROBERT S. BECKER	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

  THOMAS N. BOHJALIAN

  Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2006, AMPS represented 35% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 53% of our borrowings at an average interest rate of 3.5% for an average remaining period of 2.6 years (when we first entered into the swaps, the average term was 4.8 years). By locking in a large portion or our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

Leverage Factsa

Leverage (as a % of managed assets)	35%
% Fixed Rate	53%
% Variable Rate	47%
Weighted Average Rate on Swaps	3.5%
Weighted Average Term on Swaps	2.6 years
Current Rate on AMPS	5.2%

a  Data as of June 30, 2006. Information subject to change.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

JUNE 30, 2006

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Managed Assets
1. Duke Energy Corp	$122,858,822	6.1%
2. Ameren Corp	61,397,900	3.0
3. Progress Energy	59,970,843	3.0
4. Southern Co	57,504,110	2.9
5. Public Service Enterprise Group	56,036,700	2.8
6. Consolidated Edison	55,972,180	2.8
7. Equity Office Properties Trust	55,005,966	2.7
8. DTE Energy Co	49,751,688	2.5
9. Nationwide Health Properties	47,583,889	2.4
10. Exelon Corp	46,339,182	2.3

a  Top ten holdings determined on the basis of the value of individual securities held.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)

		Number of Shares	Value
COMMON STOCK	121.0%
ENERGY	1.5%
OIL & GAS REFINING & MARKETING	0.5%
Duke Energy Income Fund (Note 2)		172,600	$1,816,761
Duke Energy Income Fund, 144Aa (Note 2)		125,000	1,315,730
Williams Partners LP		115,900	3,646,214
			6,778,705
OIL & GAS STORAGE & TRANSPORTATION	1.0%
DCP Midstream Partners LP		142,000	4,004,400
Kinder Morgan		45,000	4,495,050
Magellan Midstream Holdings LP		87,000	1,813,950
Teekay LNG Partners LP		69,300	2,106,720
			12,420,120
TOTAL ENERGY			19,198,825
REAL ESTATE	54.6%
DIVERSIFIED	6.3%
Colonial Properties Trust		502,800	24,838,320
Entertainment Properties Trust		178,300	7,675,815
iStar Financial		433,000	16,345,750
Lexington Corporate Properties Trust		723,100	15,618,960
Spirit Finance Corp.		1,594,700	17,956,322
			82,435,167
HEALTH CARE	8.6%
Health Care Property Investors		725,300	19,394,522
Health Care REIT		467,500	16,339,125
Healthcare Realty Trust		258,000	8,217,300
Nationwide Health Properties		2,113,900	47,583,889
Senior Housing Properties Trust		477,500	8,552,025
Ventas		400,000	13,552,000
			113,638,861

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
HOTEL	3.1%
Ashford Hospitality Trust		662,900	$8,365,798
DiamondRock Hospitality Co.		940,100	13,922,881
Hospitality Properties Trust		284,400	12,490,848
Strategic Hotels & Resorts		256,900	5,328,106
			40,107,633
INDUSTRIAL	0.9%
First Industrial Realty Trust		322,700	12,243,238
MORTGAGE	2.2%
Newcastle Investment Corp.		1,164,400	29,482,608
OFFICE	16.0%
American Financial Realty Trust		462,500	4,477,000
Brandywine Realty Trust		763,937	24,575,853
Duke Realty Corp.		442,800	15,564,420
Equity Office Properties Trust		1,506,600	55,005,966
Glenborough Realty Trust		430,100	9,264,354
Highwoods Properties		382,200	13,827,996
HRPT Properties Trust		1,691,800	19,557,208
Liberty Property Trust		526,800	23,284,560
Mack-Cali Realty Corp.		435,200	19,984,384
Reckson Associates Realty Corp.		600,100	24,832,138
			210,373,879
RESIDENTIAL	8.4%
APARTMENT	8.2%
American Campus Communities		151,700	3,769,745
Apartment Investment & Management Co.		471,200	20,473,640
Education Realty Trust		487,900	8,123,535
GMH Communities Trust		595,400	7,847,372
Home Properties		754,200	41,865,642
Mid-America Apartment Communities		188,700	10,520,025
United Dominion Realty Trust		542,600	15,198,226
			107,798,185

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
MANUFACTURED HOME	0.2%
Sun Communities		75,000	$2,439,750
TOTAL RESIDENTIAL			110,237,935
SELF STORAGE	2.5%
Extra Space Storage		628,500	10,206,840
Sovran Self Storage		180,400	9,162,516
U-Store-It Trust		717,600	13,533,936
			32,903,292
SHOPPING CENTER	6.6%
COMMUNITY CENTER	3.0%
Cedar Shopping Centers		522,000	7,683,840
Heritage Property Investment Trust		139,900	4,885,308
Inland Real Estate Corp.		753,500	11,212,080
New Plan Excel Realty Trust		328,200	8,103,258
Urstadt Biddle Properties—Class A		425,500	6,931,395
			38,815,881
FREE STANDING	1.4%
National Retail Properties		934,200	18,637,290
REGIONAL MALL	2.2%
Glimcher Realty Trust		305,500	7,579,455
Mills Corp.		235,800	6,307,650
Pennsylvania REIT		386,800	15,615,116
			29,502,221
TOTAL SHOPPING CENTER			86,955,392
TOTAL REAL ESTATE			718,378,005
TELECOMMUNICATIONS SERVICES	1.4%
INTEGRATED TELECOMMUNICATIONS SERVICES
Citizens Communications Co.		310,100	4,046,805
Fairpoint Communications		986,000	14,198,400
			18,245,205

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
UTILITIES	63.5%
ELECTRIC UTILITIES	26.9%
Cleco Corp.		243,500	$5,661,375
DPL		112,900	3,025,720
E.ON AG (ADR)		472,096	18,104,881
Edison International		443,000	17,277,000
Entergy Corp.		419,500	29,679,625
Exelon Corp.		815,400	46,339,182
FirstEnergy Corp.		457,300	24,790,233
FPL Group		224,600	9,293,948
Hawaiian Electric Industries		263,900	7,365,449
ITC Holdings Corp.		167,300	4,446,834
Northeast Utilities		259,700	5,367,999
Pepco Holdings		990,800	23,363,064
Pinnacle West Capital Corp.		397,500	15,864,225
PPL Corp.		459,000	14,825,700
Progress Energy		1,398,900	59,970,843
Scottish and Southern Energy PLC		250,328	5,328,058
Scottish Power PLC (ADR)		114,807	4,952,774
Southern Co.		1,794,200	57,504,110
			353,161,020
GAS UTILITIES	0.5%
AGL Resources		175,400	6,686,248
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS	10.7%
Duke Energy Corp.		4,183,140	122,858,822
TXU Corp.		304,900	18,229,971
			141,088,793
MULTI UTILITIES	25.4%
Ameren Corp.		1,215,800	61,397,900
Consolidated Edison		1,259,500	55,972,180
Dominion Resources		182,700	13,664,133
DTE Energy Co.		1,221,200	49,751,688
Energy East Corp.		92,100	2,203,953

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
KeySpan Corp.		574,800	$23,221,920
NSTAR		341,374	9,763,297
PG&E Corp.		805,000	31,620,400
Public Service Enterprise Group		847,500	56,036,700
RWE AG		50,483	4,200,299
SCANA Corp.		26,400	1,018,512
United Utilities PLC		92,301	1,094,932
Xcel Energy		1,286,200	24,669,316
			334,615,230
TOTAL UTILITIES			835,551,291
TOTAL COMMON STOCK (Identified cost—$1,402,907,215)			1,591,373,326
PREFERRED SECURITIES—$25 PAR VALUE	17.7%
BANK	0.5%
Colonial Capital Trust IV, 7.875%, due 10/1/33		74,100	1,879,917
U.S. Bancorp, Series B		160,000	4,020,000
Zions Capital Trust, 8.00%, Series B		10,000	258,800
			6,158,717
BANK—FOREIGN	0.1%
Northern Rock PLC, 8.00%, Series A		45,531	1,143,329
FINANCE	0.7%
Goldman Sachs Group, 5.878%, Series (FRN)		80,000	2,028,000
HSBC USA, 4.9175%, Series G		76,500	1,967,580
MBNA Capital, 8.125%, Series D (TruPS)		105,142	2,703,201
MBNA Capital, 8.10%, due 2/15/33, Series E (TOPrS)		64,000	1,675,520
Morgan Stanley, Series A (FRN)		58,000	1,460,440
			9,834,741
INSURANCE	1.0%
PROPERTY CASUALTY	0.2%
St Paul Capital Trust I, 7.60% (TruPS)		24,300	615,762
XL Capital Ltd., 7.625%, Series B		85,900	2,173,270
			2,789,032

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
PROPERTY CASUALTY—FOREIGN	0.2%
Arch Capital Group Ltd., 8.00%		125,000	$3,180,000
REINSURANCE—FOREIGN	0.6%
Everest Re Capital Trust, 7.85%, due 11/15/32		232,280	5,888,298
PartnerRE Capital Trust I		39,000	980,850
			6,869,148
TOTAL INSURANCE			12,838,180
MEDIA	0.1%
Liberty Media Corp., 8.75%, due 2/1/30 (CBTCS)		32,100	803,463
Liberty Media Corp., 8.75%, due 2/1/30 (PPLUS)		54,000	1,357,560
			2,161,023
REAL ESTATE	14.5%
DIVERSIFIED	2.7%
Digital Realty Trust, 8.50%, Series A		19,000	480,510
Forest City Enterprises, 7.375%, Class A		519,000	12,949,050
iStar Financial, 7.875%, Series E		349,300	8,715,035
iStar Financial, 7.80%, Series F		14,900	368,551
iStar Financial, 7.65%, Series G		88,300	2,173,063
iStar Financial, 7.50%, Series I		250,000	6,112,500
LBA Realty Fund LP, 7.625%, Series B		194,600	3,843,350
Lexington Corporate Properties Trust, 8.05%, Series B		50,000	1,279,750
			35,921,809
HEALTH CARE	3.0%
Health Care REIT, 7.875%, Series D		153,536	3,882,925
Health Care REIT, 7.625%, Series F		305,600	7,679,728
LTC Properties, 8.00%, Series F		600,000	14,964,000
Omega Healthcare Investors, 8.375%, Series D		500,000	12,810,000
			39,336,653
HOTEL	1.7%
Ashford Hospitality Trust, 8.55%, Series A		40,000	1,006,400
Equity Inns, 8.00%, Series C		115,000	2,883,625
Highland Hospitality Corp., 7.875%, Series A		120,600	2,894,400
Host Hotels & Resorts, 8.875%, Series E		80,000	2,160,000

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
Innkeepers USA Trust, 8.00%, Series C		222,900	$5,505,630
LaSalle Hotel Properties, 10.25%, Series A		50,000	1,285,000
LaSalle Hotel Properties, 8.00%, Series E		170,000	4,292,500
Strategic Hotels & Resorts, 8.25%, Series B		90,800	2,254,564
			22,282,119
INDUSTRIAL	0.1%
EastGroup Properties, 7.95%, Series D		35,068	903,001
OFFICE	4.0%
Alexandria Real Estate Equities, 8.375%, Series C		374,250	9,790,380
Brandywine Realty Trust, 7.50%, Series C		177,410	4,366,060
Brandywine Realty Trust, 7.375%, Series D		27,500	671,137
Corporate Office Properties Trust, 8.00%, Series G		8,000	202,080
DRA CRT Acquisition Corp., 8.50%, Series A		86,900	1,998,700
Equity Office Properties Trust, 7.75%, Series G		24,800	633,640
Highwoods Properties, 8.00%, Series B		80,259	2,014,501
Kilroy Realty Corp., 7.80%, Series E		99,500	2,527,300
Maguire Properties, 7.625%, Series A		590,400	14,582,880
SL Green Realty Corp., 7.625%, Series C		424,500	10,400,250
SL Green Realty Corp., 7.875%, Series D		227,650	5,759,545
			52,946,473
OFFICE/INDUSTRIAL	0.7%
PS Business Parks, 7.00%, Series H		55,959	1,354,208
PS Business Parks, 6.875%, Series I		246,900	5,728,080
PS Business Parks, 7.95%, Series K		65,000	1,677,000
			8,759,288
RESIDENTIAL—APARTMENT	0.6%
Apartment Investment & Management Co., 9.375%, Series G		35,000	910,350
Apartment Investment & Management Co., 8.00%, Series T		138,400	3,454,464
Apartment Investment & Management Co., 8.00%, Series V		47,200	1,177,640
Apartment Investment & Management Co., 7.875%, Series Y		34,000	845,750
Colonial Properties Trust, 8.125%, Series D		9,900	255,321
Mid-America Apartment Communities, 8.30%, Series H		38,100	968,883
			7,612,408

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
SELF STORAGE	0.0%
Public Storage, 8.00%, Series R		8,600	$215,860
SHOPPING CENTER	1.7%
COMMUNITY CENTER	0.8%
Developers Diversified Realty Corp., 8.00%, Series G		26,500	681,050
Developers Diversified Realty Corp., 7.50%, Series I		300,700	7,523,514
Saul Centers, 8.00%, Series A		96,300	2,527,875
			10,732,439
REGIONAL MALL	0.9%
CBL & Associates Properties, 7.75%, Series C		114,710	2,896,428
CBL & Associates Properties, 7.375%, Series D		60,000	1,485,000
Cedar Shopping Centers, 8.875%, Series A		137,500	3,605,250
Mills Corp., 9.00%, Series C		109,400	2,521,670
Mills Corp., 8.75%, Series E		12,400	285,448
Mills Corp., 7.875%, Series G		41,100	924,750
			11,718,546
TOTAL SHOPPING CENTER			22,450,985
TOTAL REAL ESTATE			190,428,596
WIRELESS TELECOMMUNICATIONS SERVICES	0.6%
Telephone & Data Systems, 6.625%, due 3/31/45		30,100	689,591
Telephone & Data Systems, 7.60%, due 12/1/41, Series A		230,500	5,686,435
United States Cellular Corp., 7.50%, due 6/15/34		39,700	999,646
			7,375,672
UTILITIES	0.2%
ELECTRIC UTILITIES	0.1%
Entergy Corp., 7.625%		24,800	1,245,456
MULTI UTILITIES	0.1%
Energy East Capital Trust I, 8.25%, due 7/31/31, Series		48,200	1,222,834
Northern States Power Co., 8.00%, due 7/1/42, (PINES)		9,500	241,300
PSEG Funding Trust II, 8.75%, due 12/31/32, Series		8,500	220,065
			1,684,199
TOTAL UTILITIES			2,929,655
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$233,808,439)			232,869,913

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	6.3%
AUTO—FOREIGN	0.2%
Porsche International Finance PLC, 7.20%, due 2/28/49		2,000,000	$1,864,700
BANK	0.3%
Astoria Capital Trust I, 9.75%, due 11/1/29, Series B		3,000,000	3,394,566
BANK—FOREIGN	0.5%
Washington Mutual Preferred Funding Cayman, 7.25%, due 3/29/49, Series A-1, 144Aa		7,000,000	6,668,704
DIVERSIFIED FINANCIAL SERVICES	1.2%
Old Mutual Capital Funding, 8.00%, due 5/29/49 (Eurobond)		15,450,000	15,881,951
ELECTRIC UTILITIES	0.3%
DPL Capital Trust II, 8.125%, due 9/1/31		4,000,000	4,460,000
FOOD	0.8%
Dairy Farmers of America, 7.875%, 144Aa,b		50,000	4,856,065
Gruma S.A., 7.75%, due 12/29/49, 144Aa		6,000,000	5,857,500
			10,713,565
INSURANCE	1.5%
LIFE/HEALTH INSURANCE	0.4%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa		6,000,000	5,697,042
MULTI—LINE	0.9%
AFC Capital Trust I, 8.207%, due 2/3/27, Series B		10,000,000	10,056,830
AXA, 7.10%, due 5/29/49 (Eurobond)		2,000,000	1,972,700
			12,029,530
REINSURANCE—FOREIGN	0.2%
Axis Capital Holdings Ltd., 7.50%, Series B		20,000	1,963,052
TOTAL INSURANCE			19,689,624
INTEGRATED OIL & GAS	0.7%
Pemex Project Funding Master Trust, 7.75%, due 1/1/00		9,500,000	9,310,475
REAL ESTATE	0.4%
BF Saul REIT, 7.50%, due 3/1/14		5,000,000	5,100,000

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
RETAIL	0.2%
JC Penney Co., 7.625%, due 3/1/97		2,000,000	$1,991,866
INTEGRATED TELECOMMUNICATIONS SERVICES	0.2%
Embarq Corp., 7.995%, due 6/1/36		3,000,000	3,023,886
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$83,297,546)			82,099,337
		Principal Amount
CORPORATE BONDS	5.6%
CABLE TELEVISION	1.8%
Cablevision Systems Corp., 8.00%, due 4/15/12		$10,200,000	10,110,750
CSC Holdings, 7.875%, due 2/15/18		2,000,000	2,005,000
Rogers Cable, 8.75%, due 5/1/32		10,430,000	11,290,475
			23,406,225
DIVERSIFIED SERVICES	0.5%
Liberty Media Corp., 8.25%, due 2/1/30		6,600,000	6,350,111
MULTI UTILITIES	0.3%
Dominion Resources, 7.50%, due 6/30/66		2,000,000	1,991,098
TXU Corp., 6.55%, due 11/15/34, Series R		3,000,000	2,650,452
			4,641,550
MEDICAL—HOSPITALS	1.1%
Columbia/HCA, 7.50%, due 11/15/95		9,600,000	8,003,674
Columbia/HCA, 7.69%, due 6/15/25		2,450,000	2,327,473
Columbia/HCA, 7.75%, due 7/15/36		2,325,000	2,172,073
Columbia/HCA, 8.36%, due 4/15/24		2,000,000	2,011,596
			14,514,816
OIL & GAS EXPLORATION & PRODUCTION	0.7%
Kerr-McGee Corp., 7.875%, due 9/15/31		8,000,000	9,069,872
INTEGRATED TELECOMMUNICATIONS SERVICES	1.2%
Citizens Communications Co., 9.00%, due 8/15/31		15,500,000	15,771,250
TOTAL CORPORATE BONDS (Identified cost—$76,468,345)			73,753,824

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)

		Principal Amount	Value
COMMERCIAL PAPER	1.0%
New Center Asset Trust, 4.15%, due 7/3/06 (Identified cost—$12,945,015)		$12,948,000	$12,945,015
TOTAL INVESTMENTS (Identified cost—$1,809,426,560)	151.6%		1,993,041,415
OTHER ASSETS IN EXCESS OF LIABILITIES	1.7%		22,013,078
LIQUIDATION VALUE OF PREFERRED SHARES	(53.3)%		(700,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $22.34 per share based on 58,858,135 shares of common stock outstanding)	100.0%		$1,315,054,493

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

CBTCS  Corporate Backed Trust Certificates

FRN  Floating Rate Note

PINES  Public Income Notes

PPLUS  Preferred Plus Trust

REIT  Real Estate Investment Trust

TOPrS  Trust Originated Preferred Securities

TruPS  Trust Preferred Securities

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

a  Resale is restricted to qualified institutional investors; aggregate holdings equal 1.9% of net assets applicable to common shares.

b  Fair valued security. Total fair valued securities equals 0.4% of net assets applicable to common shares.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,809,426,560)	$1,993,041,415
Unrealized appreciation on interest rate swap transactions	18,042,828
Dividends and interest receivable	9,569,251
Receivable for investment securities sold	933,129
Other assets	139,711
Total Assets	2,021,726,334
LIABILITIES:
Payable for investment securities purchased	2,424,729
Payable for dividends declared on preferred shares	1,619,992
Payable for dividends declared on common shares	1,265,398
Payable to investment manager	1,057,812
Payable to administrator	73,644
Payable for directors' fees	1,771
Other liabilities	228,495
Total Liabilities	6,671,841
LIQUIDATION VALUE OF PREFERRED SHARES:
Auction market preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 3,360 shares issued and outstanding	84,000,000
Auction market preferred shares, Series T7, ($25,000 liquidation value, $0.001 par value, 3,360 shares issued and outstanding)	84,000,000
Auction market preferred shares, Series W7, ($25,000 liquidation value, $0.001 par value, 3,360 shares issued and outstanding	84,000,000
Auction market preferred shares, Series TH7, ($25,000 liquidation value, $0.001 par value, 3,360 shares issued and outstanding)	84,000,000
Auction market preferred shares, Series F7, ($25,000 liquidation value, $0.001 par value, 3,360 shares issued and outstanding)	84,000,000
Auction market preferred shares, Series M28, ($25,000 liquidation value, $0.001 par value, 2,200 shares issued and outstanding)	55,000,000
Auction market preferred shares, Series T28, ($25,000 liquidation value, $0.001 par value, 3,000 shares issued and outstanding	75,000,000
Auction market preferred shares, Series W28, ($25,000 liquidation value, $0.001 par value, 3,000 shares issued and outstanding)	75,000,000
Auction market preferred shares, Series F28, ($25,000 liquidation value, $0.001 par value, 3,000 shares issued and outstanding)	75,000,000
700,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$1,315,054,493

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2006 (Unaudited)

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
Common stock ($0.001 par value, 58,858,135 shares issued and outstanding)	$1,087,851,046
Dividends in excess of net investment income	(23,335,243)
Accumulated undistributed net realized gain	48,879,727
Net unrealized appreciation	201,658,963
$1,315,054,493
NET ASSET VALUE PER COMMON SHARE:
($1,315,054,493 ÷ 58,858,135 shares outstanding)	$22.34
MARKET PRICE PER COMMON SHARE	$18.59
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(16.79)%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2006 (Unaudited)

Investment Income:
Dividend income (net of $263,929 of foreign withholding tax)	$37,196,587
Interest income	5,968,467
Total Income	43,165,054
Expenses:
Investment management fees	8,335,259
Preferred remarketing fee	847,466
Administration fees	604,550
Reports to shareholders	149,938
Custodian fees and expenses	107,617
Professional fees	105,310
Directors' fees and expenses	23,620
Transfer agent fees and expenses	13,466
Miscellaneous	86,440
Total Expenses	10,273,666
Reduction of Expenses	(1,961,237)
Net Expenses	8,312,429
Net Investment Income	34,852,625
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	46,550,530
Net realized loss on foreign currency transactions	(53,342)
Net realized gain on interest rate swap transactions	2,394,330
Net change in unrealized appreciation on investments	33,055,700
Net change in unrealized appreciation on interest rate swap transactions	4,578,353
Net change in unrealized appreciation on currency translations	1,972
Net realized and unrealized gain on investments	86,527,543
Net Increase Resulting from Operations	121,380,168
Less Dividends to Preferred Shareholders from Net Investment Income	(15,809,799)
Net Increase in Net Assets from Operations Applicable to Common Shares	$105,570,369

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (Unaudited)

	For the Six Months Ended June 30, 2006	For the Year Ended December 31, 2005
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$34,852,625	$69,071,251
Net realized gain	48,891,518	33,260,783
Net change in unrealized appreciation	37,636,025	(692,545)
Net increase resulting from operations	121,380,168	101,639,489
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(15,809,799)	(14,549,300)
Net realized gain on investments	—	(7,138,640)
Total dividends and distributions to preferred shareholders	(15,809,799)	(21,687,940
Net increase in net assets from operations applicable to common shares	105,570,369	79,951,549
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(41,053,553)	(54,614,227)
Net realized gain on investments	—	(26,854,886)
Tax return of capital	—	(12,409,612)
Total dividends and distributions to common shareholders	(41,053,553)	(93,878,725)
Capital Stock Transactions:
Preferred and common share offering cost adjustment	—	282,878
Decrease in net assets from underwriting commissions and offering expenses from issuance of preferred shares	(855,487)	(1,134,828)
Net decrease in net assets from capital stock transactions	(855,487)	(851,950)
Total increase (decrease) in net assets applicable to common shares	63,661,329	(14,779,126)
Net Assets Applicable to Common Shares:
Beginning of period	1,251,393,164	1,266,172,290
End of period[a]	$1,315,054,493	$1,251,393,164

a  Includes dividends in excess of net investment income of $23,335,243 and $1,324,516, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Six Months Ended June 30, 2006	For the Year Ended December 31, 2005	For the Period January 30, 2004[a] through December 31, 2004
Net asset value per common share, beginning of period	$21.26	$21.51	$19.10
Income from investment operations:
Net investment income	0.59	1.17 [b]	0.90
Net realized and unrealized gain on investments	1.47	0.57	2.97
Total income from investment operations	2.06	1.74	3.87
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.27)	(0.25)	(0.12)
Net realized gain on investments	—	(0.12)	(0.01)
Total dividends and distributions to preferred shareholders	(0.27)	(0.37)	(0.13)
Total from investment operations applicable to common shares	1.79	1.37	3.74
Less: Offering costs charged to paid-in capital—common shares	—	—	(0.04)
Offering costs charged to paid-in capital—preferred shares	(0.01)	(0.02)	(0.12)
Dilutive effect of common share offering	—	—	(0.12)
Preferred and common share offering cost adjustment	—	0.00 [c]	—
Total offering and organization costs	(0.01)	(0.02)	(0.28)
Less dividends and distributions to common shareholders from:
Net investment income	(0.70)	(0.93)	(0.79)
Net realized gain on investments	—	(0.46)	(0.03)
Tax return of capital	—	(0.21)	(0.23)
Total dividends and distributions to common shareholders	(0.70)	(1.60)	(1.05)
Net increase (decrease) in net asset value	1.08	(0.25)	2.41
Net asset value, per common share, end of period	$22.34	$21.26	$21.51
Market value, per common share, end of period	$18.59	$17.66	$18.76
Net asset value total return[d]	9.05%[e]	7.65%	19.46%[e]
Market value return[d]	9.24%[e]	2.53%	(0.50)%[e]

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Ratios/Supplemental Data:	For the Six Months Ended June 30, 2006	For the Year Ended December 31, 2005	For the Period January 30, 2004[a] through December 31, 2004
Net assets applicable to common shares, end of period (in millions)	$1,315.1	$1,251.4	$1,266.2
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[g]	1.60%[f]	1.57%	1.49%[f]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[g]	1.30%[f]	1.27%	1.21%[f]
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[g]	5.13%[f]	5.15%	5.40%[f]
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[g]	5.43%[f]	5.45%	5.68%[f]
Ratio of expenses to average daily managed assets (before expense reduction)[g,h]	1.05%[f]	1.04%	1.04%[f]
Ratio of expenses to average daily managed assets (net of expense reduction)[g,h]	0.85%[f]	0.84%	0.84%[f]
Portfolio turnover rate	12%[e]	20%	18%[e]
Preferred Shares:
Liquidation value, end of period (in 000's)	$700,000	$645,000	$570,000
Total shares outstanding (in 000's)	28	26	23
Asset coverage per share	$71,966	$73,504	$80,534
Liquidation preference per share	$25,000	$25,000	$25,000
Average market value per share[i]	$25,000	$25,000	$25,000

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Less than $0.005 per share.

d  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

e  Not annualized.

f  Annualized.

g  Ratios do not reflect the effect of dividend payments to preferred shareholders.

h  Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

i  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers REIT and Utility Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on October 1, 2003 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2006, the advisor considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

Series M7, Series T7, Series W7, Series TH7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends and distributions are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Series M28, Series T28, Series W28 and Series F28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven and 0.05% of average daily managed asset value in year eight. During the six months ended June 30, 2006, the investment manager waived its fee at the annual rate of 0.20%.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the six months ended June 30, 2006, the fund paid the investment manager $444,069 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $6,232 from the fund for the six months ended June 30, 2006.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2006, totaled $311,365,194 and $234,790,898, respectively.

Note 4. Income Tax Information

As of June 30, 2006, the federal tax cost and net unrealized appreciation of investments were as follows:

Cost for federal income tax purposes	$1,809,426,560
Gross unrealized appreciation	$212,386,977
Gross unrealized depreciation	(28,772,122)
Net unrealized appreciation	$183,614,855

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2006 and the year ended December 31, 2005, the fund issued no shares of common stock for the reinvestment of dividends.

The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

On February 22, 2006 the fund issued 2,200 auction market preferred shares, Series M28 (par value $0.001). Proceeds paid to the fund amounted to $54,144,513 after deduction of underwriting commissions and offering expenses of $855,487. This issue has received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

On January 18, 2005, the fund issued 3,000 auction market preferred shares, Series W28 (par value $0.001). Proceeds paid to the fund amounted to $73,865,172 after deduction of underwriting commissions and offering expenses of $1,134,828. This issue has received a "AAA/Aaa" rating from Standard & Poor's and Moody's.

During the year ended December 31, 2005, a $75,134 adjustment was credited to common stock for preferred offering costs and a $207,743 adjustment was credited to common stock for common offering costs.

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

Note 6. Investments in Interest Rate Swaps

Interest rate swaps outstanding at June 30, 2006 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Appreciation
Merrill Lynch Derivative Products AG	$46,000,000	3.228%	5.350%	March 29, 2008	$1,761,198
Merrill Lynch Derivative Products AG	$34,000,000	3.535%	5.302%	April 23, 2008	1,170,344
Merrill Lynch Derivative Products AG	$46,000,000	3.415%	5.350%	March 29, 2009	2,446,806
Merrill Lynch Derivative Products AG	$46,000,000	3.461%	5.350%	March 29, 2010	3,189,852
Royal Bank of Canada.	$68,000,000	2.990%	5.323%	March 26, 2009	4,354,639
UBS AG.	$30,000,000	3.220%	5.130%	May 7, 2007	616,310
UBS AG.	$34,000,000	3.440%	5.252%	April 19, 2008	1,232,770
UBS AG.	$34,000,000	4.060%	5.252%	April 19, 2010	1,701,274
UBS AG	$34,000,000	4.173%	5.341%	April 28, 2010	1,569,635
					$18,042,828

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2006.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 during 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

PROXY RESULTS (Unaudited)

During the six months ended June 30, 2006, Cohen & Steers REIT and Utility Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 27, 2006. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors
George Grossman	53,698,277	881,206
Robert H. Steers	53,716,694	862,789
C. Edward Ward, Jr.	53,703,728	875,755

Preferred Shares

	Shares Voted For	Authority Withheld
To elect Directors
George Grossman	18,640	143
Robert H. Steers	18,640	143
C. Edward Ward, Jr.	18,640	143

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2006) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (1/30/04)	One Year	Since Inception (1/30/04)
7.69%	15.00%	4.87%	4.58%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Thomas N. Bohjalian has been appointed as a portfolio manager of the fund. He joined the investment manager in 2002 and is currently a senior vice president. Prior to joining the investment manager, Mr. Bohjalian was a vice president and REIT analyst for five years at AEW Capital Management.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks.

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice president

Robert S. Becker
Vice president

Thomas N. Bohjalian
Vice president

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

John E. McLean
Assistant secretary

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent—Common Shares

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Transfer Agent—Preferred Shares

The Bank of New York
100 Church Street
New York, NY 10007

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RTU

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

REIT AND UTILITY INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2006

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer (principal executive officer)

By:	/s/ Jay J. Chen
	Name:	Jay J. Chen
	Title:	Treasurer (principal financial officer)

Date: August 28, 2006